UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 29, 2006
BANK OF COMMERCE HOLDINGS
(Exact name of Registrant as specified in its charter)

California	0-25135	94-2823865

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1951 Churn Creek Road
Redding, California		96002

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (530) 224-3333
N/A
(Former Name or Former Address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act: None
Securities registered pursuant to Section 12(g) of the Act:
Common Stock, no par value per share
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c ))
Indicate the number of shares outstanding of each of the issuer’s class of common stock, as of the latest practicable date. December 27, 2006: 8,939,042

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officer
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 10.18
EXHIBIT 10.19
EXHIBIT 10.20
EXHIBIT 10.21

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officer.
On December 29, 2006, Bank of Commerce Holdings the parent company of Redding Bank of Commerce entered into an Executive Employment Agreement and Salary Continuation Agreement with two Executive Officers.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business acquired. Not applicable.

(b)	Pro forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.
Exhibit 10.18 Employment Agreement — Michael C. Mayer
Exhibit 10.19 Employment Agreement — Linda J. Miles
Exhibit 10.20 Salary Continuation Agreement — Michael C. Mayer
Exhibit 10.21 Salary Continuation Agreement — Linda J. Miles
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 29, 2006	/s/ Linda J. Miles

By: Linda J. Miles
Executive Vice President & Chief Financial Officer

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